UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2016 (December 31, 2015)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 8.01 Other Events	4
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	5
EX - 10.1
EX - 10.2
EX - 10.3
EX - 10.4
EX - 10.5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 31, 2015 the Compensation Committee of the Board of Directors of Gibraltar Industries, Inc. (the “Company’) approved a grant of equity awards to the Company’s Chief Executive Officer and Chief Financial Officer. The awards were issued to more closely align executive compensation to the total return realized by the Company’s stockholders, in recognition of the transformational results achieved during 2015, and to provide the CEO with additional performance based equity compensation to better align with our peer companies compensation practices. This alignment of interests is achieved through the use of performance stock units that are earned based on the Company’s total shareholder return (“TSR”) relative to the TSR of the companies included in the S&P Small Cap Industrial Sector (the “Index”), through the use of stock options, and with restricted stock units. These awards, issued under the Gibraltar Industries, Inc. 2015 Equity Incentive Plan (‘Plan”), are described below.

Award of Performance Units

Fifty thousand (50,000) and twenty five thousand (25,000) Performance Share Units, respectively, to the Company’s Chief Executive Officer and Chief Financial Officer. The Performance Share Units were issued using a new Form of Award of Performance Stock Units (the “Performance Unit Award”). This new Performance Unit Award does not replace the previously used performance unit award form which was filed January 6, 2014.

The Performance Unit Awards which were issued will be settled by the issuance of shares of the Company’s common stock to the Recipients. The number of shares to be issued to the recipients will be determined based upon the ranking of the Company’s total shareholder return over a three (3) year performance period compared to the total shareholder return of companies in the Index over such period. No shares will be issued if the Company’s TSR falls below the 40th percentile of the companies in the Index, the targeted number of shares will be issued if the Company’s TSR for the period is equal to the TSR of the 40th percentile of the companies in the Index, and a maximum of 150% of the targeted shares will be issued if the Company’s TSR for the period is equal to the TSR of the 90th percentile of the companies in the Index. The three year performance period for these awards ends on December 31, 2018.

This description is qualified in its entirety by reference to the terms and conditions of the form of the Performance Unit Award, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Award of Non-Qualified Options

On December 31, 2015, the Company issued to the Company’s Chief Executive Officer and Chief Financial Officer, Non-Qualified Options to purchase, respectively, twenty five thousand (25,000) and twelve thousand five hundred (12,500) shares of the Company’s common stock. The Non-Qualified Options were issued under the Plan using a Form of Award of Non-Qualified Option (the “Non-Qualified Option Award”).

Under the terms of the Non-Qualified Option Award, provided that the recipient is employed by the Company at the end of a three (3) year period ending December 31, 2018, the recipient will have the right to purchase shares of common stock of the Company at a price per share equal to $25.44, the closing price per share of the Company’s common stock on December 31, 2015.

This description is qualified in its entirety by reference to the terms and conditions of the form of the Award of Non-Qualified Option, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Award of Restricted Units

Twenty five thousand (25,000) and twelve thousand five hundred (12,500) Restricted Stock Units, respectively, to the Company’s Chief Executive Officer and Chief Financial Officer. The Restricted Stock Units were issued using a new Form of Award for Restricted Stock Units (the “Restricted Unit Award”). This new Restricted Unit Award does not replace the previously used restricted unit award which was filed January 6, 2014.

If the recipient’s employment with the Company is terminated for reasons other than death or disability prior to the expiration of the three (3) year vesting period ending December 31, 2018, the Restricted Stock Units awarded to the recipient will be forfeited.

This description is qualified in its entirety by reference to the terms and conditions of the form of the Restricted Unit Award, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Re-Filing of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan

The Company is re-filing a copy of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan (“Plan”) in the form submitted to and approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held May 7, 2015. The Company’s Form 8-K filed May 12, 2015 inadvertently filed a preliminary draft of the Plan that did not contain the final terms of the Plan as submitted to the stockholders. The Company is therefore refiling the correct, final version of the Plan as approved by the Stockholders as Exhibit 10.4 to this Form 8-K.

Retirement of Robert E. Sadler, Jr. as a Member of the Board of Directors

The previously announced retirement of Robert E. Sadler, Jr., a Class III Director, occurred on December 31, 2015.
Item 8.01 Other Events
Amendments to the Gibraltar Industries, Inc. Management Stock Purchase Plan

The Company also made certain amendments (“Amendments”) to its Management Stock Purchase Plan (“MSPP”) effective December 31, 2015. The MSPP is an integral award authorized under the Plan. These Amendments carry into effect a January 1, 2016 change in the compensation program for non-employee Directors which resulted in elimination of the right of non-employee Directors to receive matching restricted stock units with respect to their deferral of any portion of their director retainer fees and to clarify certain Plan provisions to enhance the Plan’s compliance with Section 409A of the Internal Revenue Code of 1986. The Amendments are not deemed material. We are filing a copy of the MSPP, including these Amendments, as Exhibit 10.5 to this Form 8-K so that the complete, current version of the MSPP is included in the Company’s filings with the Securities and Exchange Commission.

The foregoing description of the Amendments is qualified in its entirety by reference to the terms and conditions of the copy of the MSPP attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description

10.1	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Performance Units
10.2	Gibraltar Industries, Inc. 2015 Equity Incentive Plan Form of Award of Non-Qualified Options
10.3	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Units
10.4	Gibraltar Industries, Inc. 2015 Equity Incentive Plan
10.5	Gibraltar Industries, Inc. Management Stock Purchase Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: January 7, 2016
	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary